Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 15, 2008 (the “First Amendment Effective Date”), among QUEST CHEROKEE, LLC, a Delaware limited liability company (the “Borrower”), and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively) and as a Lender with KeyBank National Association, U.S. Bank National Association and Société Générale the other Lenders.

Reference is made to the Credit Agreement dated as of November 15, 2007 among Borrower, the Administrative Agent, the Collateral Agent and the Lenders parties thereto (as amended, the “Credit Agreement”). Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Amendment.

RECITALS

Pursuant to the Agent/Arranger Fee Letter, the following amendments are to become effective as of the First Amendment Effective Date.

Accordingly, for adequate and sufficient consideration, it is agreed, as follows:

Paragraph 1. Amendments. Effective as of the First Amendment Effective Date, the Credit Agreement is amended as follows:

1.1	Definitions. Section 1.01 of the Credit Agreement is amended as follows:
(a)	The following definitions are amended in their entirety to read as follows:

“Agreement means this Credit Agreement as amended by the First Amendment to Credit Agreement.”

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Utilization Percentage (and any Revolving Loans and Letters of Credit outstanding on the First Amendment Effective Date shall automatically have the Applicable Rate below applied regardless of whether such Revolving Loan is a Base Rate Loan or Eurodollar Rate Loan and regardless of whether such Applicable Rate becomes effective on a day other than the last day of an Interest Period):

		Applicable	Rate
Pricing Level	Utilization Percentage	Letters of Credit	Eurodollar Rate +	Base Rate	Commitment Fee
				+
1	< 33%	2.25%	2.25%	1.25%	0.30%
2	> 33% but < 66%	2.50%	2.50%	1.50%	0.375%
3	> 66% but < 85%	2.75%	2.75%	1.75%	0.375%
4	>85%	2.875%	2.875%	1.875%	0.500%

Any increase or decrease in the Applicable Rate resulting from a change in the Utilization Percentage shall become effective on the date such change occurs.

“Maturity Date means (a) November 15, 2010, or (b) such earlier effective date of any other termination, cancellation, or acceleration of the Aggregate Revolving Commitment under this Agreement.”

(b)       The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:

“First Amendment Effective Date means April 15, 2008.”

“First Amendment to Credit Agreement means that certain First Amendment to Credit Agreement dated as of April 15, 2008, among the Borrower, Royal Bank of Canada, as Administrative Agent and Collateral Agent, and as a Lender with KeyBank National Association, U.S. Bank National Association and Société Générale the other Lenders.”

1.2       Section 2.15. Section 2.15 of the Credit Agreement “Revolving Commitment Increase” is deleted in its entirety.

Paragraph 2. Effective Date. This Amendment shall become effective on and as of the First Amendment Effective Date.

Paragraph 3. Acknowledgment and Ratification. The Borrower and the Guarantors each (i) consent to the agreements in this Amendment, (ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed.

Paragraph 4. Representations. The Borrower and the Guarantors each represent and warrant to the Administrative Agent and the Lenders that as of the First Amendment Effective Date (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Paragraph 5. Expenses, Funding Losses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.

Paragraph 6. Miscellaneous.

(a)       This Amendment is a “Loan Document” referred to in the Credit Agreement. Except as otherwise provided in the Agent/Arranger Fee Letter, the provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law and applicable federal law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

PARAGRAPH 7. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 8. Parties. This Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Lenders, and their respective successors and assigns.

Paragraph 9. Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Amendment.

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the First Amendment Effective Date.

Remainder of Page Intentionally Blank

Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

QUEST CHEROKEE, LLC,
as Borrower

By:	/s/ Jerry D. Cash
Jerry D. Cash
President and Chief Executive Officer

GUARANTORS:

QUEST ENERGY PARTNERS, L.P.,
as a Guarantor

By:	QUEST ENERGY GP, LLC,
Its General Partner

By:	/s/ Jerry D. Cash
Jerry D. Cash,
Chairman and Chief Executive Officer

QUEST OILFIELD SERVICE, LLC,
as a Guarantor

By:	QUEST CHEROKEE, LLC,
Its Sole Member

By:	/s/ Jerry D. Cash
Jerry D. Cash,
Chairman and Chief Executive Officer

Signature Page 1

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:	/s/ Renuka Gnanaswaran
Name:	Renuka Gnanaswaran
Title:	Manager, Agency

L/C ISSUER AND LENDER:

ROYAL BANK OF CANADA, as a Lender
and L/C Issuer

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

Signature Page 2

ACKNOWLEDGED AND RATIFIED BY

THE UNDERSIGNED LENDERS:

KEYBANK NATIONAL ASSOCIATION,
as Documentation Agent and a Lender

By:	/s/ Kevin Hays
Name:	Kevin Hays
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Mark E. Thompson
Name:	Mark E. Thompson
Title:	Senior Vice President

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Director

Signature Page 3